                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                              JPMORGAN CHASE BANK
              (Exact name of trustee as specified in its charter)

         NEW YORK                                                13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                      identification No.)

          270 PARK AVENUE
         NEW YORK, NEW YORK                                         10017
(Address of principal executive offices)                          (Zip Code)

                               WILLIAM H. MCDAVID
                                 GENERAL COUNSEL
                                 270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                            TELEPHONE: (212) 270-2611
            (Name, address and telephone number of agent for service)

                             PARKER DRILLING COMPANY
               (Exact name of obligor as specified in its charter) SEE TABLE OF ADDITIONAL REGISTRANT GUARANTORS BELOW

         DELAWARE                                                73-0618660
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification No.)

    1401 ENCLAVE PARKWAY, SUITE 600
            HOUSTON, TEXAS                                          77077
(Address of principal executive offices)                          (Zip Code)

                          9 5/8% SENIOR NOTES DUE 2013
                        (Title of indenture securities)

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                    TABLE OF ADDITIONAL REGISTRANT GUARANTORS

                                                                                                 ADDRESS, INCLUDING ZIP
                                                                                                  CODE, AND TELEPHONE
                                                                                                 NUMBER, INCLUDING AREA
                                                     STATE OR OTHER                               CODE, OF REGISTRANT
                                                     JURISDICTION OF         IRS EMPLOYER        GUARANTOR'S PRINCIPAL
                    NAME                              INCORPORATION             ID NO.            EXECUTIVE OFFICE
-------------------------------------------------    ------------------    ------------------    ---------------------
Anachoreta, Inc.                                     Nevada                        88-0103667                        *
Canadian Rig Leasing, Inc.                           Oklahoma                      73-0972070                        *
Choctaw International Rig Corp.                      Nevada                        73-1046415                        *
Creek International Rig Corp.                        Nevada                        73-1046419                        *
DGH, Inc.                                            Texas                         75-1726918                        *
Indocorp of Oklahoma, Inc.                           Oklahoma                      73-1336355                        *
Pardril, Inc.                                        Oklahoma                      73-0774469                        *
Parker Aviation, Inc.                                Oklahoma                      73-1126372                        *
Parker Drilling (Kazakstan), Ltd.                    Oklahoma                      73-1319753                        *
Parker Drilling Company Eastern Hemisphere, Ltd.     Oklahoma                      73-0934907                        *
Parker Drilling Company International Limited        Nevada                        73-1046414                        *
Parker Drilling Company International, Inc.          Delaware                      73-1566544                        *
Parker Drilling Company Limited                      Nevada                        73-1284516                        *
Parker Drilling Company North America, Inc.          Nevada                        73-1506381                        *
Parker Drilling Company of Argentina, Inc.           Nevada                        73-1547267                        *
Parker Drilling Company of Bolivia, Inc.             Oklahoma                      73-0995324                        *
Parker Drilling Company of Mexico, LLC               Nevada                        73-1670784                        *
Parker Drilling Company of New Guinea, Inc.          Oklahoma                      73-1331670                        *
Parker Drilling Company of Niger, Inc.               Oklahoma                      73-1394204                        *
Parker Drilling Company of Oklahoma, Incorporated    Oklahoma                      73-0798949                        *
Parker Drilling Company of Singapore, Ltd.           Oklahoma                      73-1080045                        *
Parker Drilling Company of South America, Inc.       Oklahoma                      73-0760657                        *
Parker Drilling Management Services, Inc.            Nevada                        73-1567200                        *
Parker Drilling Offshore Corporation                 Nevada                        76-0409092                        *
Parker Drilling Offshore International, Inc.         Cayman Islands                76-0354348                        *
Parker Drilling Offshore USA, L.L.C                  Oklahoma                      72-1361469                        *
Parker North America Operations, Inc.                Nevada                        73-1571180                        *
Parker Offshore Resources, L.P.                      Oklahoma                      65-1166976                        *
Parker Technology, Inc.                              Oklahoma                      73-1326129                        *
Parker Technology, L.L.C                             Louisiana                     62-1681875                        *
Parker Tools, LLC                                    Oklahoma                      81-0588864                        *
Parker USA Drilling Company                          Nevada                        73-1097039                        *
Parker USA Resources, LLC                            Oklahoma                      81-0588873                        *
Parker-VSE, Inc.                                     Nevada                        75-1282282                        *
PD Management Resources, L.P.                        Oklahoma                      65-1166974                        *
Quail Tools, L.P.                                    Oklahoma                      72-1361471                        *
Quail USA, LLC                                       Oklahoma                      82-0578885                        *
Selective Drilling Corporation                       Oklahoma                      73-1284213                        *
Universal Rig Service Corp.                          Nevada                        73-1097040                        *

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* The address, including zip code, and telephone number, including area code, of each of the additional Registrant's principal executive offices is c/o Parker Drilling Company, 1401 Enclave Parkway, Suite 600, Houston, Texas 77077,
  (281) 406-2000.

                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         New York State Banking Department, State House, Albany, New York 12110.

         Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

         IF THE OBLIGOR OR ANY GUARANTOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.


ITEMS 3 THROUGH 15, INCLUSIVE, ARE NOT APPLICABLE BY VIRTUE OF T-1 GENERAL INSTRUCTION B.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

ITEM 16.   LIST OF EXHIBITS

           LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference.)

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 7th day of November, 2003.

                                            JPMORGAN CHASE BANK



                                            By: /s/  REBECCA A. NEWMAN
                                                ----------------------------
                                                Rebecca A. Newman
                                                Vice President and Trust Officer

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                     at the close of business June 30, 2003,
                  in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                DOLLAR AMOUNTS
                     ASSETS                                      IN MILLIONS
                                                                --------------
Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .....................................    $       22,657
     Interest-bearing balances .............................            10,600
Securities:
Held to maturity securities ................................               268
Available for sale securities ..............................            76,771
Federal funds sold and securities purchased under
     agreements to resell
     Federal funds sold in domestic offices ................             3,844
     Securities purchased under agreements to resell .......            86,290
Loans and lease financing receivables:
     Loans and leases held for sale ........................            31,108
     Loans and leases, net of unearned income ..............    $      166,046
     Less: Allowance for loan and lease losses .............             3,735
     Loans and leases, net of unearned income and
     allowance .............................................           162,311
Trading Assets
.. ..........................................................           186,546
Premises and fixed assets (including capitalized leases) ...             6,142
Other real estate owned ....................................               133
Investments in unconsolidated subsidiaries and
     associated companies ..................................               696
Customers' liability to this bank on acceptances
     outstanding ...........................................               225
Intangible assets
        Goodwill ...........................................             2,201
        Other Intangible assets ............................             3,058
Other assets ...............................................            68,983
TOTAL ASSETS ...............................................    $      661,833

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                                   LIABILITIES
Deposits
     In domestic offices                                                                      $189,571
     Noninterest-bearing                                                                      $ 82,747
     Interest-bearing                                                                          106,824
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's                                                                    125,990
     Noninterest-bearing                                                                      $  6,025
     Interest-bearing                                                                          119,965

Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices                                                 4,978
     Securities sold under agreements to repurchase                                            114,181
Trading liabilities                                                                            129,299
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)                                                  10,186
Bank's liability on acceptances executed and outstanding                                           225
Subordinated notes and debentures                                                                8,202
Other liabilities                                                                               41,452
TOTAL LIABILITIES                                                                              624,084
Minority Interest in consolidated subsidiaries                                                     104

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                        0
Common stock                                                                                     1,785
Surplus  (exclude all surplus related to preferred stock)                                       16,304
Retained earnings                                                                               18,426
Accumulated other comprehensive income                                                           1,130
Other equity capital components                                                                      0
TOTAL EQUITY CAPITAL                                                                            37,645
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                                      $661,833
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.




                                                      WILLIAM B. HARRISON, JR.)
                                                        HANS W. BECHERER      )
                                                        FRANK A. BENNACK, JR. )